DERIVED 9/30/05

$59,250,000

Classes M-4, M-7 & M-8

Mezzanine Certificates Offered

(Approximate)

$12,750,000

Class B-1

Subordinated Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2005-8
CLASS M-8
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-8

40% Severity
Yield	4.0%	6.1%	8.1%	11.153
Discount Margin	132	143	141	10.671
Wtd Ave Life	11.0	11.1	11.0	9.837
Total Coll Losses to Maturity	9.9%	9.6%	8.9%	8.842
DM-Break CDR	11.2%	10.7%	9.8%	8.44
Loss on M-8	540,368	327,031.7	-	7.762
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	7.322
				6.98
Wtd Ave Life	10.6	10.6	11.0	6.41
Total Coll Losses to Maturity	9.9%	9.5%	8.9%	9.098
B/E CDR	11.1%	10.6%	9.8%	9.748
Loss on M-8	-	-	-	10.852
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	9.197
				8.595
				7.693
50% Severity
Yield	4.2%	6.2%	8.1%
Discount Margin	155	154	141
Wtd Ave Life	11.1	11.2	11.2
Total Coll Losses to Maturity	10.1%	9.8%	9.1%
DM-Break CDR	9.8%	9.4%	8.7%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.2	11.2
Total Coll Losses to Maturity	10.1%	9.8%	9.1%
B/E CDR	9.8%	9.4%	8.7%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.2%	6.1%	8.1%
Discount Margin	155	143	142
Wtd Ave Life	11.5	12.0	11.9
Total Coll Losses to Maturity	10.4%	10.0%	9.3%
DM-Break CDR	7.3%	7.0%	6.4%
Loss on M-8	-	360,316	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.5	11.2	11.9
Total Coll Losses to Maturity	10.4%	9.9%	9.3%
B/E CDR	7.3%	6.9%	6.4%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-8
Triggers Functional
To Maturity	60
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-8

40% Severity
Yield	4.0%	6.0%	8.1%	9.56
Discount Margin	133	135	139	8.959
Wtd Ave Life	11.3	11.5	10.5	8.131
Total Coll Losses to Maturity	8.7%	8.3%	7.6%	7.8
DM-Break CDR	9.6%	9.0%	8.1%	7.318
Loss on M-8	541,599	554,072	-	6.646
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	6.589
				6.19
Wtd Ave Life	10.8	11.0	10.5	5.622
Total Coll Losses to Maturity	8.7%	8.2%	7.6%	8.303
B/E CDR	9.5%	8.9%	8.1%	8.87
Loss on M-8	-	-	-	9.876
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	7.99
				7.293
				6.402
50% Severity
Yield	4.2%	6.2%	8.1%
Discount Margin	155	154	141
Wtd Ave Life	11.7	11.6	11.5
Total Coll Losses to Maturity	9.1%	8.7%	7.9%
DM-Break CDR	7.8%	7.3%	6.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.7	11.6	11.5
Total Coll Losses to Maturity	9.1%	8.7%	7.9%
B/E CDR	7.8%	7.3%	6.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.2%	6.2%	8.1%
Discount Margin	148	149	142
Wtd Ave Life	12.0	12.1	12.0
Total Coll Losses to Maturity	9.5%	9.0%	8.2%
DM-Break CDR	6.6%	6.2%	5.6%
Loss on M-8	228,875	202,755	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.2	11.3	12.0
Total Coll Losses to Maturity	9.4%	8.9%	8.2%
B/E CDR	6.5%	6.1%	5.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-8
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-8

200% PPC
Yield	3.7%	6.1%	7.7%	9.098
Discount Margin	132	160	132	9.748
Wtd Ave Life	1.8	4.6	1.9	10.852
Total Coll Losses to Maturity	1.4%	5.6%	2.3%	9.197
DM-Break CDR	2.3%	9.7%	4.0%	8.595
Loss on M-8	-	-	-	7.693
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.2	4.6	4.1
Total Coll Losses to Maturity	6.2%	5.6%	7.2%
B/E CDR	9.0%	9.7%	10.8%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	8.1%
Discount Margin	155	154	141
Wtd Ave Life	11.1	11.2	11.2
Total Coll Losses to Maturity	10.1%	9.8%	9.1%
DM-Break CDR	9.8%	9.4%	8.7%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.2	11.2
Total Coll Losses to Maturity	10.1%	9.8%	9.1%
B/E CDR	9.8%	9.4%	8.7%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.3%	6.3%	8.2%
Discount Margin	151	149	138
Wtd Ave Life	18.8	19.3	20.0
Total Coll Losses to Maturity	17.3%	16.6%	15.4%
DM-Break CDR	9.2%	8.6%	7.7%
Loss on M-8	75,031	115,949	177,760
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.6	18.0	18.7
Total Coll Losses to Maturity	17.2%	16.5%	15.2%
B/E CDR	9.1%	8.5%	7.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-8
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-8

200% PPC
Yield	3.7%	5.8%	7.7%	8.303
Discount Margin	132	135	131	8.87
Wtd Ave Life	1.8	4.9	1.9	9.876
Total Coll Losses to Maturity	1.2%	5.1%	2.2%	7.99
DM-Break CDR	2.1%	8.9%	3.7%	7.293
Loss on M-8	-	261,436	-	6.402
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.9	4.6	4.6
Total Coll Losses to Maturity	4.8%	5.1%	5.6%
B/E CDR	8.3%	8.8%	9.8%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	8.1%
Discount Margin	155	154	141
Wtd Ave Life	11.7	11.6	11.5
Total Coll Losses to Maturity	9.1%	8.7%	7.9%
DM-Break CDR	7.8%	7.3%	6.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.7	11.6	11.5
Total Coll Losses to Maturity	9.1%	8.7%	7.9%
B/E CDR	7.8%	7.3%	6.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.3%	6.3%	8.2%
Discount Margin	148	148	139
Wtd Ave Life	19.5	20.1	20.8
Total Coll Losses to Maturity	15.7%	14.7%	13.4%
DM-Break CDR	8.0%	7.3%	6.4%
Loss on M-8	263,210	186,900	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.2	18.7	20.8
Total Coll Losses to Maturity	15.5%	14.6%	13.4%
B/E CDR	7.9%	7.2%	6.4%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps